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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               ---------------

                               CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JULY 21, 2000
                                                         -------------
                                FTD.COM INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                   0-26779                 36-4294509
---------------------------- ------------------------- ----------------------
(State or Other Jurisdiction     (Commission File         (I.R.S. Employer
       of Incorporation)              Number)          Identification Number)


     3113 WOODCREEK DRIVE, DOWNERS GROVE, ILLINOIS              60515
------------------------------------------------------ -----------------------
        (Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code:  (630) 724-6200

                                      N/A
------------------------------------------------------------------------------
        (Former Name or Former Address, if  Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

On July 21, 2000, the Registrant issued the press release filed herewith as
Exhibit 99.1 and incorporated herein by reference.





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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FTD.COM INC.

                                  By: /s/ Carrie A. Wolfe
                                      --------------------------------
                                      Carrie A. Wolfe
                                      Vice President of Finance and Accounting

Date:  July 21, 2000
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                                   EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
99.1           Press Release dated July 21, 2000


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